UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2022

CENTURY COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36491	68-0521411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 770-8300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 21, 2022, Century Communities, Inc. (the “Company”), as borrower, and certain subsidiaries of the Company, as guarantors, entered into a First Modification Agreement (the “Amendment”) with Texas Capital Bank (formerly known as Texas Capital Bank, National Association), as Administrative Agent, amending the Second Amended and Restated Credit Agreement, dated as of May 21, 2021, among the Company, Texas Capital Bank, as Administrative Agent, and certain other financial institutions party thereto (as amended, supplemented or otherwise modified from time to time, including by the Amendment, the “Credit Agreement”).

The Amendment, among other things, replaced the option to borrow at an interest rate based on a LIBOR reference rate to one based on a Term SOFR reference rate effective as of January 3, 2023. If the Company elects to treat borrowings as a Term SOFR Loan (as defined in the Credit Agreement), then those borrowings will have a reference rate equal to Adjusted Term SOFR (as defined in the Credit Agreement). The Adjusted Term SOFR reference rate equals the greater of (i) 0.50% or (ii) (y) the one-month quotation of the secured overnight financing rate administered by the Federal Reserve Bank of New York, plus (z) 0.10%. Effective January 3, 2023, all existing borrowings using an interest rate based on a LIBOR reference rate will have such interest rate replaced with one based on the Adjusted Term SOFR reference rate.

The foregoing summary of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	First Modification Agreement effective as of December 21, 2022 among Century Communities, Inc., the guarantor parties thereto and Texas Capital Bank, as Administrative Agent (filed herewith)

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2022	CENTURY COMMUNITIES, INC.

	By:	/s/ David L. Messenger
	Name:	David L. Messenger
	Title:	Chief Financial Officer and Secretary